UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

Oaktree Strategic Income II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-01281	83-0566439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 20, 2023, Oaktree Strategic Income II, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). Set forth below is the proposal voted upon by the Company’s stockholders at the Special Meeting, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 30, 2022, together with the voting results for the proposal. As of November 28, 2022, the record date for the Special Meeting, 17,401,121 shares of the Company’s common stock were outstanding and entitled to vote.

Proposal 1. A proposal to adopt the Agreement and Plan of Merger, dated as of September 14, 2022, among the Company, Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), Project Superior Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL (“Merger Sub”), and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSL and the Company, and approve the transactions contemplated thereby, including the merger of Merger Sub with and into the Company and, immediately after the effectiveness thereof, the merger of the Company with and into OCSL.

The proposal was approved by the Company’s stockholders at the Special Meeting as set forth below.

Votes For	Votes Against	Abstain
8,834,195	728,129	384,093

Item 8.01.	Other Events.

On January 20, 2023, the Company and OCSL issued a joint press release announcing the receipt of requisite stockholder approval of the proposals related to the previously announced two-step merger of the two companies at their respective stockholder meetings held on January 20, 2023. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint press release of Oaktree Strategic Income II, Inc. and Oaktree Specialty Lending Corporation, dated as of January 20, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME II, INC.

Date: January 20, 2023	By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: General Counsel and Secretary